EXHIBIT 24

                              M. A. HANNA COMPANY

                               Power of Attorney


KNOW ALL MEN BY THESE PRESENTS, that M. A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-8 or other appropriate form with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be issued or distributed in connection with or allocated to the Directors' Deferred Fee Plan, together with the Units (as defined in the Plan) relating to such shares and each of the undersigned officers and directors of the Company hereby constitutes and appoints Valerie A. Gentile, John S. Pyke, Jr. and Louis Rorimer and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority including any state securities regulatory board of commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 31st day of March, 1994.




                                    /s/B. Charles Ames
                                       B. Charles Ames




                               M.A. HANNA COMPANY

                               Power of Attorney


KNOW ALL MEN BY THESE PRESENTS, that M. A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-8 or other appropriate form with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be issued or distributed in connection with or allocated to the Directors' Deferred Fee Plan, together with the Units (as defined in the Plan) relating to such shares and each of the undersigned officers and directors of the Company hereby constitutes and appoints Valerie A. Gentile, John S. Pyke, Jr. and Louis Rorimer and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority including any state securities regulatory board of commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 31st day of March, 1994.





                                    /s/Wayne R. Embry
                                       Wayne R. Embry



                              M. A. HANNA COMPANY

                               Power of Attorney


KNOW ALL MEN BY THESE PRESENTS, that M. A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-8 or other appropriate form with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be issued or distributed in connection with or allocated to the Directors' Deferred Fee Plan, together with the Units (as defined in the Plan) relating to such shares and each of the undersigned officers and directors of the Company hereby constitutes and appoints Valerie A. Gentile, John S. Pyke, Jr. and Louis Rorimer and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority including any state securities regulatory board of commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 31st day of March, 1994.





                                    /s/J. Trevor Eyton
                                       J. Trevor Eyton


                              M. A. HANNA COMPANY

                               Power of Attorney


KNOW ALL MEN BY THESE PRESENTS, that M. A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-8 or other appropriate form with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be issued or distributed in connection with or allocated to the Directors' Deferred Fee Plan, together with the Units (as defined in the Plan) relating to such shares and each of the undersigned officers and directors of the Company hereby constitutes and appoints Valerie A. Gentile, John S. Pyke, Jr. and Louis Rorimer and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority including any state securities regulatory board of commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 31st day of March, 1994.





                                    /s/George D. Kirkham
                                       George D. Kirkham


                              M. A. HANNA COMPANY

                               Power of Attorney


KNOW ALL MEN BY THESE PRESENTS, that M. A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-8 or other appropriate form with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be issued or distributed in connection with or allocated to the Directors' Deferred Fee Plan, together with the Units (as defined in the Plan) relating to such shares and each of the undersigned officers and directors of the Company hereby constitutes and appoints Valerie A. Gentile, John S. Pyke, Jr. and Louis Rorimer and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority including any state securities regulatory board of commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 31st day of March, 1994.





                                    /s/Marvin L. Mann
                                       Marvin L. Mann


                              M. A. HANNA COMPANY

                               Power of Attorney


KNOW ALL MEN BY THESE PRESENTS, that M. A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-8 or other appropriate form with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be issued or distributed in connection with or allocated to the Directors' Deferred Fee Plan, together with the Units (as defined in the Plan) relating to such shares and each of the undersigned officers and directors of the Company hereby constitutes and appoints Valerie A. Gentile, John S. Pyke, Jr. and Louis Rorimer and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority including any state securities regulatory board of commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 31st day of March, 1994.





                                    /s/Paul M. Marshall
                                       Paul M. Marshall


                              M. A. HANNA COMPANY

                               Power of Attorney


KNOW ALL MEN BY THESE PRESENTS, that M. A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-8 or other appropriate form with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be issued or distributed in connection with or allocated to the Directors' Deferred Fee Plan, together with the Units (as defined in the Plan) relating to such shares and each of the undersigned officers and directors of the Company hereby constitutes and appoints Valerie A. Gentile, John S. Pyke, Jr. and Louis Rorimer and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority including any state securities regulatory board of commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 31st day of March, 1994.





                                    /s/Douglas J. McGregor
                                       Douglas J. McGregor


                              M. A. HANNA COMPANY

                               Power of Attorney


KNOW ALL MEN BY THESE PRESENTS, that M. A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-8 or other appropriate form with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be issued or distributed in connection with or allocated to the Directors' Deferred Fee Plan, together with the Units (as defined in the Plan) relating to such shares and each of the undersigned officers and directors of the Company hereby constitutes and appoints Valerie A. Gentile, John S. Pyke, Jr. and Louis Rorimer and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority including any state securities regulatory board of commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 31st day of March, 1994.





                                    /s/Richard W. Pogue
                                       Richard W. Pogue


                              M. A. HANNA COMPANY

                               Power of Attorney


KNOW ALL MEN BY THESE PRESENTS, that M. A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-8 or other appropriate form with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be issued or distributed in connection with or allocated to the Directors' Deferred Fee Plan, together with the Units (as defined in the Plan) relating to such shares and each of the undersigned officers and directors of the Company hereby constitutes and appoints Valerie A. Gentile, John S. Pyke, Jr. and Louis Rorimer and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority including any state securities regulatory board of commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 31st day of March, 1994.





                                    /s/Martin D. Walker
                                       Martin D. Walker


                              M. A. HANNA COMPANY

                               Power of Attorney


KNOW ALL MEN BY THESE PRESENTS, that M. A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-8 or other appropriate form with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be issued or distributed in connection with or allocated to the Directors' Deferred Fee Plan, together with the Units (as defined in the Plan) relating to such shares and each of the undersigned officers and directors of the Company hereby constitutes and appoints Valerie A. Gentile, John S. Pyke, Jr. and Louis Rorimer and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority including any state securities regulatory board of commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 11th day of April, 1994.





                                    /s/Thomas E. Lindsey
                                       Thomas E. Lindsey